POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Northern Lights Fund Trust (the "Trust"), on behalf of The Gaming and Casino Fund, a series of the Trust, a Delaware statutory trust, hereby appoints Michael Wagner, Emile Molineaux and Andrew Rogers, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933,  as amended,  and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory  authority having jurisdiction over  the  offer and sale of shares of  beneficial  interests of the Trust (including, without limitation,  regulatory authorities in any and all states in which shares of any  series of the Trust are  sold), any such amendment or registration  statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the  registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 6th day of March 2006.

Witness                                                                        /s/ L. Merill Bryan, Jr. _______

Print Name:                                                                  L. Merill Bryan, Jr., Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Northern Lights Fund Trust (the  "Trust"), on behalf of The Gaming and Casino Fund, a series of the Trust, a Delaware statutory trust, hereby appoints Michael Wagner, Emile Molineaux and Andrew Rogers, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933,  as amended,  and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange  Commission and any other regulatory  authority having jurisdiction over  the  offer and sale of shares of  beneficial  interests of the Trust (including, without limitation,  regulatory authorities in any and all states in which shares of any  series of the Trust are  sold), any such amendment or registration  statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the  registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

        IN WITNESS WHEREOF, the undersigned has executed this instrument on this 6th day of March 2006.

Witness                                                               /s/ Anthony J. Hertl________

Print Name:                                                        Anthony J. Hertl, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Northern Lights Fund Trust (the  "Trust"), on behalf of The Gaming and Casino Fund, a series of the Trust, a Delaware statutory trust, hereby appoints Michael Wagner, Emile Molineaux and Andrew Rogers, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933,  as amended,  and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange  Commission and any other regulatory  authority having jurisdiction over  the  offer and sale of shares of  beneficial  interests of the Trust (including, without limitation,  regulatory authorities in any and all states in which shares of any  series of the Trust are  sold), any such amendment or registration  statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the  registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 6th day of March 2006.

Witness                                                                 /s/ Gary Lanzen_________________

Print Name:                                                          Gary Lanzen, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Northern Lights Fund Trust (the  "Trust"), on behalf of The Gaming and Casino Fund, a series of Trust, a Delaware statutory trust, hereby appoints Michael Wagner, Emile Molineaux and Andrew Rogers, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933,  as amended,  and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory  authority having jurisdiction over  the  offer  and  sale of  shares  of  beneficial  interests  of the  Trust (including, without limitation,  regulatory authorities in any and all states in which  shares  of any  series  of the Trust are  sold),  any such  amendment  or registration  statement and any and all supplements thereto or to any prospectus or statement of additional  information  forming  a part of the  registration statement,  as well as any and all  exhibits  and other  documents  necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 6th day of March 2006.

                                                                        /s/ Michael Miola

Witness                                                            Michael Miola, Trustee,

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